M O N A R C H  F U N D S
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Treasury Cash Fund
Government Cash Fund
Cash Fund

                      Supplement Dated November 17, 1997 to
                        Prospectus Dated January 1, 1997
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A special  meeting of shareholders of the Funds is scheduled to be held December
12, 1997. At the meeting, shareholders will be asked to authorize the Trust, on behalf of the Funds, to approve a new investment advisory agreement between Core Trust and Forum Investment Advisors, LLC with respect to each Portfolio. The record date to determine shareholders eligible to vote at the meeting was November 3, 1997.

The shareholder vote is required because Forum Advisors, Inc., the current investment subadviser to the Portfolios, is purchasing Linden Asset Management, Inc., the current investment adviser to the Portfolios. Prior to the acquisition, which is scheduled for January 2, 1998, Forum Advisors, Inc. anticipates that it will reorganize into a new company - Forum Investment Advisors, LLC. The acquisition will result in the automatic termination of the current investment advisory agreement of the Portfolios. Accordingly, the Board has proposed that shareholders approve the new proposed advisory agreement, which is the same in all material respects (including the fees payable) to the current advisory agreement. The acquisition is contingent upon approval of the new advisory agreement.

It is anticipated that Forum Investment Advisors will enter into a consulting agreement with a new company solely owned by Mr. Fischer, under which Mr. Fischer will continue to provide his portfolio management services.